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                                                                    Exhibit 99.1

                                      PROXY
                          FIRST NATIONAL BANK OF MORGAN
                         SPECIAL MEETING OF SHAREHOLDERS
                               _____________, 2006
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints ____________ and _____________, or either one of them, with full power of substitution, as a true and lawful attorney and proxy to vote, as designated in this proxy, all of the shares of common stock of First National Bank of Morgan that the undersigned is entitled to vote at the Special Meeting of Shareholders of First National Bank of Morgan to be held on ___________, ______________, 2006, or any adjournment or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

IF SIGNED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY, IF SIGNED, WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THIS PROXY MAY BE VOTED BY THE ABOVE NAMED PROXIES IN THEIR DISCRETION.

 UNDER APPLICABLE LAW, THE FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE
                              AGAINST THE MERGER.

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                               PREPAID ENVELOPE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Approval of the Plan and Agreement of Merger, dated as of May 31, 2006, among Glacier Bancorp, Inc., First National Bank of Morgan and New First National Bank of Morgan.

                            FOR   AGAINST   ABSTAIN
                            [ ]     [ ]       [ ]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

2. To adjourn the meeting, if necessary, to permit the solicitation of additional proxies in the event that there are insufficient votes to approve the merger as of the date of the meeting.

                            FOR   AGAINST   ABSTAIN
                            [ ]     [ ]       [ ]


SIGNATURE                                DATE
          ----------------------------        ---------------


SIGNATURE                                DATE
          ----------------------------        ---------------

NOTE: Please sign exactly as name appears above. Joint owners each should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.